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                                                     Exhibit 23.1






               CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the inclusion in this registration statement on Form
S-8 (File No. 33         ) of our report dated February 3, 1995, on
our audit of the consolidated financial statements of Hecla Mining Company and subsidiaries.


                                         COOPERS & LYBRAND L.L.P.



Spokane, Washington
June 8, 1995